Exhibit 10.23

Dated 19 December 2025

Between

VCI ENERGY SDN BHD

(Registration No: 202101037952 (1438252-P))

(“VCIE”)

And

ZHEJIANG TIANNENG ENERGY STORAGE TECHNOLOGY DEVELOPMENT CO., LTD.

(Registration No: 91330522763929651A)

(“TIANNENG”)

MEMORANDUM OF UNDERSTANDING

MEMORANDUM Of UNDERSTANDING

THIS MEMORANDUM OF UNOERSTANDING (“MOU”) is entered into on 19 December 2025.

BETWEEN

VCI ENERGY SON BHD (Registration No. 202101037952 (1438252-P)) incorporated in Malaysia, with its registered office at 27-5, Menara 1MK, 1, Jalan Kiara, Mont Kiara, 50480 Kuala Lumpur, Wilayah Persekutuan Kuala Lumpur of the first part (“VCIE”);

AND

ZHEJIANG TIANNENG ENERGY STORAGE TECHNOLOGY DEVELOPMENT CO.,

LTD.(Registration No. 91330522763929651A), a company incorporated in the Republic of China with its address for service at 18 Baoqiao Road, Zhicheng Industrial Park Changxing County, Zhejiang 313100 China, of the second part (“TIANNENG”).

VCIE and TIANNENG are hereinafter collectively referred to as “Parties” and “Party” means any one of them.

WHEREAS:

A	VCIE is a company engaged in the activities of investment in real, personal or movable property and providing property management services.

B.	TIANNENG is a listed company engaged in the activities of accumulators, batteries and secondary cells by providing services of research and development, production, sales, import and export of goods and technology.

C.	The Parties are desirous of entering into this MOU to declare their respective intentions for a proposed project of a solar energy plant in Melaka (“Project”) upon the terms as contained herein.

NOW THEREFORE PURSUANT THERETO, the Parties hereby agree as follows: -

1.	OBJECTIVE

The objective of the Parties in this MOU includes, but not limited to, the following:

(a)	the role of respective Parties in the Project;

(b)	sets out the Parties’ intention to collaborate on the Project;

(c)	such other objectives as the Parties may mutually agree from time to time.

2.	TERMS

2.1	VCIE shall be the Project owner and shall have the authority to make all final decisions regarding the Project, including but not limited to approvals, financing, and strategic direction.

2.2	The Parties agree that TIANNENG, or its local affiliate, or such third party as may be nominated by TIANNENG and mutually agreed by both parties shall be appointed as the contractor to perform the engineering, procurement, construction, and financing facilitation ( “EPC+F” ).

2.3	Detailed terms and conditions of the Project and TIANNENG’s role as an EPC+F shall be outlined in a separate definitive agreement to be executed between the Parties.

2.4	The Parties shall use their best endeavors to further their mutual interests and, so far as they are able to do, make available to the cooperative activities their expertise, resources and information.

2.5	Each Party acknowledges that the resources of each Party will limit the extent of the cooperative activities and the Parties agree to work together to mutually discuss, identify and obtain appropriate financial support for the cooperative activities in connection with this MOU.

3.	CONFIDENTIALITY

3.1	The Parties acknowledge that during the course of the MOU, confidential information, including trade secrets, client lists, financial information, strategies, marketing plans, and other proprietary information (“Confidential Information”), may be disclosed to the other Party. Any information identified by the disclosing Party in writing as confidential may be used by the receiving Party only in connection with the MOU.

3.2	The receiving Party agrees to keep all such Confidential Information strictly confidential and to use it solely for the purposes specified by the disclosing Party. The receiving Party shall not disclose or reveal any Confidential Information to any third party, except as required by law or with the prior written consent of the disclosing Party.

3.3	The receiving Party shall take all reasonable measures to protect the Confidential Information, including implementing appropriate security measures to prevent unauthorized access, disclosure, or use.

3.4	The provisions of this Clause 3 shall survive termination of this MOU for a period of two (2) years.

4.	TERM AND TERMINATION

4.1	This MOU shall be effective for a period of one (1) year from the date of this MOU notwithstanding the diverse dates the Parties may have signed this MOU. This MOU shall be automatically extended for such further period of one (1) year, unless otherwise, either Party gives the other Party a written notice not to renew this MOU at least thirty (30) days prior to the end of the terms then in effect.

4.2	Notwithstanding Clause 4.1 above, this MOU may be terminated by either Party giving written notice to the other Party at least three (3) months prior to the proposed date of termination.

4.3	Notwithstanding Clause 4.2 above, the provisions of this MOU or any other written agreement in respect of any form of cooperative activity under this MOU shall continue to apply until their completion unless both Parties mutually agree in writing to the earlier termination of the said cooperative activity.

4.4	In addition to the above, upon termination herein all activities hereunder shall immediately stop and return all material documents, content or other related information including but not limited to any intellectual property, service mark, trade name, trade dress, logo or other proprietary information.

5.	NON-BINDING

5.1	This MOU does not create any binding legal effect on any party save for Clause 5 (Non-Binding), Clause 6 (Governing Law and Jurisdiction), Clause 8 (Time is of Essence), Clause 10 (Counterpart), Clause 11 (No Assignment) and Clause 12 (No Partnership).

5.2	For the avoidance of doubt, each Party shall have no liability to, or claim against, the other Party in the event that no definitive agreement is executed.

6.	GOVERNING LAW AND JURISDICTION

6.1	This MOU shall be governed by and construed and enforced in accordance with the laws of Malaysia.

6.2	Any dispute, controversy or claim arising out of or in relation to this MOU including any breach of any terms of this MOU shall be resolved, insofar as it is possible, by mutual consultation between the Parties.

6.3	In the event that no settlement is capable to be reached by the Parties, the dispute shall be resolved by the courts of Malaysia.

7.	CHANGE IN PARTIES

The obligations, covenants and liability of the parties set out in this MOU shall continue to be applied notwithstanding any amalgamation, restructuring or change of shareholding or control in the Parties.

8.	TIME OF THE ESSENCE

Time is of the essence of this MOU.

9.	NO WAIVER

Knowledge or acquiescence by any party of any breach of the terms and conditions of this MOU shall not be deemed to be a waiver of such terms and conditions, and notwithstanding such knowledge or acquiescence, such party shall be entitled to exercise its rights under this MOU and to require strict performance by the other Party of the terms and conditions of this MOU. Waiver of any breach of the terms and conditions of this MOU or of any right, power, authority, discretion or remedy arising upon a breach of or default under this MOU, must be in writing and signed by the Party granting the waiver.

10.	COUNTERPART

This MOU may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

11.	NO ASSIGNMENT

No party may transfer or assign any interest, right or obligation arising under this MOU without the prior written consent of the other Party to this MOU.

12.	NO PARTNERSHIP

This MOU does not constitute any of the Parties as a partner, joint venture, agent, principal or franchisee of any other Party.

The Parties have caused this MOU to be executed, each by its duly authorized representative, as of the date first above written.

VCI ENERGY SDN BHD

Signed by
For and on behalf of
VCI ENERGY SDN BHD

Name:
/s/ Victor Hoo
Designation

in the presence of

)
Name:	)
ID No.:	)

ZHEJIANG TIANNENG ENERGY STORAGE TECHNOLOGY DEVELOPMENT CO., LTD

Signed by

For and on behalf of

ZHEJIANG TIANNENG ENERGY STORAGE TECHNOLOGY DEVELOPMENT CO., LTD

in the presence of

/s/ Zhao Gang

)
Name:	)
ID No.:	)

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